Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT dated March 28, 2007 (the “Agreement”) is entered into by and among Nortel Networks Corporation, a Canadian corporation (the “Company”), Nortel Networks Limited, a Canadian corporation (“NNL”), and Nortel Networks Inc., a Delaware corporation (“NNI” and, together with NNL, the “Guarantors”), [            ] (“[            ]”), [           ] (“[           ]”) and the several Initial Purchasers listed in Schedule 1 hereto (the “Initial Purchasers”) for whom [           ] and [            ] are acting as representatives (in such capacity, the “Representatives”).
     The Company, the Guarantors and the Initial Purchasers are parties to the Purchase Agreement dated March 22, 2007 (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of U.S.$500,000,000 aggregate principal amount of its 2.125% Convertible Senior Notes due 2014 (the “2014 Notes”), U.S.$500,000,000 aggregate principal amount of its 1.750% Convertible Senior Notes due 2012 (the “2012 Notes”) and, at the election of the Representatives up to an additional U.S.$75,000,000 aggregate principal amount of its 1.750% Convertible Senior Notes due 2012 (the “2012 Optional Notes”) and/or up to an additional U.S.$75,000,000 aggregate principal amount of its 2.125% Convertible Senior Notes due 2014 (the “2014 Optional Notes” and, together with the 2012 Optional Notes, the “Optional Securities” and, together with the 2012 Notes, the 2014 Notes and the Common Shares into which the 2012 Notes, the 2014 Notes and the Optional Securities are convertible, the “Securities”), in each case to cover over-allotments, if any. The 2012 Notes, the 2014 Notes and the Optional Securities will, in each case, be guaranteed on an unsecured senior basis by NNL and, initially, NNI. As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.
     In consideration of the foregoing, the parties hereto agree as follows:
     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:
     “Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.
     “[       ]” shall have the meaning set forth in the preamble.
     “Common Shares” shall mean any common shares, no par value, of the Company.
     “Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.
     “[       ]” shall have the meaning set forth in the preamble.
     “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended from time to time.

     “First Closing Date” shall mean the First Closing Date as defined in the Purchase Agreement.
     “Free Writing Prospectus” shall mean any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the Shelf Registration.
     “Guarantors” shall have the meaning set forth in the preamble and shall also include any Guarantor’s successors.
     “Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture.
     “Indemnified Person” shall have the meaning set forth in Section 4(c) hereof.
     “Indemnifying Person” shall have the meaning set forth in Section 4(c) hereof.
     “Indenture” shall mean the Indenture relating to the Securities dated as of March 28, 2007 among the Company, the Guarantors and The Bank of New York, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.
     “Initial Purchasers” shall have the meaning set forth in the preamble.
     “Inspector” shall have the meaning set forth in Section 3(a)(xiii) hereof.
     “Issuer” shall mean the Company and the Guarantors.
     “Issuer Free Writing Prospectus” shall mean any Free Writing Prospectus prepared by and on behalf of an Issuer or referred to by any Issuer in connection with the Shelf Registration.
     “Issuer Information” shall have the meaning set forth in Section 4(a) hereof.
     “Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities (assuming conversion of all Securities into Common Shares); provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Securities, or Common Shares into which the Securities were converted, owned directly or indirectly by the Company or any of its affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.
     “Notes” shall mean the 2012 Notes, the 2014 Notes, the 2012 Optional Notes and the 2014 Optional Notes.
     “Optional Securities” shall have the meaning given to such term in the preamble hereto.
     “Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.
     “Prospectus” shall mean the prospectus included in the Shelf Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

     “Purchase Agreement” shall have the meaning set forth in the preamble.
     “Questionnaire” shall have the meaning set forth in Section 2(a)(iii) of this Agreement.
     “Registrable Securities” shall mean each Note and related guarantees and the Common Shares into which the Notes are convertible until the earlier of (i) the date on which such Note and related guarantees or the Common Shares into which the Notes are convertible have been sold or otherwise transferred pursuant to an effective Shelf Registration Statement; (ii) the date that is two years after the later of the date of original issue of such Note and related guarantees and the last date that the Company or any of its affiliates was the owner of such Note and related guarantees (or any predecessor thereto); (iii) the date on which such Note and related guarantees or the Common Shares into which the Notes are convertible may be resold without restriction pursuant to Rule 144(k) under the Securities Act or any successor provision thereto; or (iv) the date such Note and related guarantees or the Common Shares into which the Notes are convertible have been publicly sold pursuant to Rule 144 under the Securities Act or any successor provision thereto.
     “Registration Default” shall have the meaning set forth in Section 2(d) of this Agreement.
     “Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all reasonable fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for any Underwriters or one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) in connection with blue sky qualification of any Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) any fees charged by rating agencies for rating the Registrable Securities, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties), (vii) the fees and disbursements of counsel for the Company and the Guarantors and the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) but not in addition to the one counsel referred to in clause (ii) above and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters or the Holders (other than fees and expenses set forth in clause (ii) above) and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.
     “Representatives” shall have the meaning set forth in the preamble.
     “SEC” shall mean the United States Securities and Exchange Commission.
     “Securities” shall have the meaning set forth in the preamble.
     “Securities Act” shall mean the United States Securities Act of 1933, as amended from time to time.

          “Shelf Effectiveness Deadline” shall have the meaning set forth in Section 2(a)(i) hereof.
          “Shelf Effectiveness Period” shall have the meaning set forth in Section 2(a)(ii) hereof.
          “Shelf Registration” shall mean a registration effected pursuant to Section 2(a) hereof.
          “Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors that covers all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein; provided, however, that a registration statement shall not be deemed the Shelf Registration Statement until such time as it includes a Prospectus relating to the Securities.
          “Suspension Period” shall have the meaning set forth in Section 2(e) of this Agreement.
          “Trust Indenture Act” shall mean the United States Trust Indenture Act of 1939, as amended from time to time.
          “Trustee” shall mean the trustee with respect to the Securities under the Indenture.
          “Underwriter” shall have the meaning set forth in Section 3(e) hereof.
          “Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.
          2. Registration Under the Securities Act. (a)(i) The Company shall file with the SEC prior to or on the 191st day after the First Closing Date, and use its reasonable best efforts to cause to become effective prior to or on the 283rd day after the First Closing Date (the “Shelf Effectiveness Deadline”), the Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders that have provided the information pursuant to Section 2(a)(iii).
     (ii) The Company shall use its reasonable best efforts (subject to the Company’s right to suspend the Shelf Registration Statement as described in Section 2(e) below) to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders until such time as all of the Securities cease to be Registrable Securities (the “Shelf Effectiveness Period”).
     (iii) Notwithstanding any other provision hereof, no Holder of Registrable Securities may include any of its Registrable Securities in the Shelf Registration Statement pursuant to this Agreement unless the Holder furnishes to the Company a fully completed notice and questionnaire in the form attached as Annex A to the Final Offering Memorandum (the “Questionnaire”) and such other information in writing as the Company and Guarantors may reasonably request in writing for use in connection with the Shelf Registration Statement or Prospectus included therein and in any application to be filed with or under state securities laws. At least 30 days prior to the filing of the Shelf Registration Statement, the Company will provide notice to the Holders of its intention to file the Shelf Registration Statement; provided, however, that if the Company elects to register the Registrable Securities pursuant to the Shelf Registration Statement that has already been declared effective, the Company will provide notice to the Holders of its intention to file the initial Prospectus relating to the Registrable Securities at least 30 days prior to such filing. In order to be named as a selling securityholder in the Shelf Registration Statement or Prospectus at the time of effectiveness of the Shelf Registration Statement or filing of such Prospectus, as applicable, each Holder must no later than 20 days following notice by the Company of such filing, furnish the completed Questionnaire and such other information that the Company may reasonably request in writing, if any, to the Company in writing and the Company will include the information from the completed Questionnaire and such other information, if any, in the Shelf Registration Statement and the Prospectus, as necessary and in a manner, so that upon effectiveness of the Shelf Registration Statement the Holder will be permitted to deliver the Prospectus to purchasers of the Holder’s Registrable Securities. From and after the date that the Shelf Registration Statement becomes effective, upon receipt of a completed Questionnaire and such other information that the Company may reasonably request in writing, if any, the Company will as promptly as practicable but in any event within 15 Business Days of such receipt, or within 15 Business Days of the end of any period during which the Company has suspended use of the Prospectus, any amendments or supplements to the Shelf Registration Statement necessary for such Holder to be named as a selling securityholder in the Prospectus contained therein to permit such Holder to deliver the Prospectus to purchasers of the Holder’s Securities (subject to the Company’s right to suspend the Shelf Registration Statement as described in Section 2(e) below); provided that from and after the beginning of the first calendar quarter after the three-month anniversary of the date on which the Shelf Registration Statement initially becomes effective, the Company shall not be required to file any such amendment or supplement to the Shelf Registration Statement (including by way of supplement to the Prospectus or filing of a document to be incorporated by reference in the Shelf Registration Statement or Prospectus) to add Holders for such purpose on more than one occasion per calendar quarter. Holders that do not deliver a completed written Questionnaire and such other information, as provided for in this Section 2(a)(iii), will not be named as selling securityholders in the Prospectus. Each Holder named as a selling securityholder in the Prospectus agrees to promptly furnish to the Company all information required to be disclosed in order to make information previously furnished to the Company by the Holder not materially misleading. In addition, each such Holder agrees to promptly furnish to the Company any other information regarding such Holder and the distribution of such Holder’s Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing.
     (iv) Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to the Shelf Registration Statement and related Prospectus it will do so only in accordance with Section 2(a)(iii) and subject to Section 2(e). Each Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement without delivering, or causing to be delivered, a Prospectus to the purchaser thereof and, following termination of the Shelf Effectiveness Period, to notify the Company, within ten days of a written request by the Company, of the amount of Registrable Securities sold pursuant to the Shelf Registration Statement and, in the absence of a response, the Company may assume that all of such Holder’s Registrable Securities have been so sold.
     (v) The Company represents and agrees that, unless it obtains the prior consent of the Majority Holders or the consent of the managing Underwriter in connection with any Underwritten Offering of Registrable Securities, and each Holder represents and agrees that, unless it obtains the prior consent of the Company and any such Underwriter, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a Free Writing Prospectus, required to be filed with the SEC. The Company represents that any Issuer Free Writing Prospectus will not include any information that conflicts with the information contained in the Shelf Registration Statement or the Prospectus; and that any Issuer Free Writing Prospectus, when taken together with the information in the Shelf Registration Statement and the Prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
          The Company agrees to supplement or amend the Shelf Registration Statement if required by the Securities Act or the rules and regulations thereunder or by the instructions applicable to the registration form used by the Company. In addition, to the extent the Company does not reasonably object, the

Company agrees to supplement or amend the Shelf Registration Statement as reasonably requested by the Initial Purchasers with respect to information relating to such Initial Purchasers or as reasonably requested by the Trustee on behalf of the Holders covered by such Shelf Registration Statement with respect to information relating to such Holders.
     (b) Expenses. The Company and the Guarantors shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a). Each Holder shall pay all underwriting discounts, commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.
     (c) Effectiveness. After the Shelf Registration Statement is effective, if the offering of Registrable Securities pursuant to the Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume.
     (d) Liquidated Damages. Each of the following is a “Registration Default”: (w) the Shelf Registration Statement has not been filed with the SEC on or before the 191st day following the First Closing Date, (x) the Shelf Registration Statement has not become effective by the Shelf Effectiveness Deadline, provided that a failure of the shelf registration statement to become effective by the Shelf Effectiveness Deadline will not constitute a registration default if such failure arises from a delay in effectiveness based upon the advice of the Company’s legal counsel and legal counsel for the Initial Purchasers, unless such failure continues after the first anniversary of the earliest date of original issuance of any of the Notes; (y) after the Shelf Registration Statement has become effective, subject to Section 2(e), the Shelf Registration Statement fails to be effective or usable by the Holders without being succeeded within ten Business Days by a post-effective amendment or a report filed with the SEC pursuant to the Exchange Act that cures the failure to be effective or usable or (z) the Shelf Registration Statement has become effective and then ceases to remain effective or otherwise available for more than the Suspension Period (as defined in Section 2(e)). If a Registration Default occurs, additional interest, as liquidated damages (“Liquidated Damages”), will accrue, from and including the day following the Registration Default to but excluding the earlier of (1) the day on which the Registration Default has been cured and (2) the day after the end of the Shelf Effectiveness Period, at a rate per annum of 0.25% of the principal amount of the Notes constituting Registrable Securities to and including the 90th day following such Registration Default and at a rate of 0.50% of the principal amount of the Notes constituting Registrable Securities from and after the 91st day following such Registration Default until all Registration Defaults have been cured; provided that (i) in no event shall Liquidated Damages accrue at a rate per annum exceeding 0.50% of the principal amount of the Registrable Securities, (ii) no Liquidated Damages shall accrue on a Security that is not a Registrable Security and (iii) Liquidated Damages shall not accrue under clause (y) or (z) above with respect to any Holder that does not timely complete and deliver a Questionnaire. Upon the cure of all Registration Defaults then continuing, the accrual of Liquidated Damages will automatically cease and the interest rate borne by the Registrable Securities will revert to the original interest rate at such time. Liquidated Damages shall be computed based on the actual number of days elapsed in each 90-day period in which the Shelf Registration Statement is not effective or is unusable. Liquidated Damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first interest payment date, as applicable, following the date on which such Liquidated Damages begin to accrue. If a Holder converts some or all of its Notes into Common Shares when there exists a Registration Default with respect to such Notes, the Holder will not be entitled to receive Liquidated Damages on such Common Shares and will not receive any additional shares or cash upon conversion. Holders that have converted Notes into Common Shares will not be entitled to receive any Liquidated Damages with respect to such Common Shares or the Registrable Securities converted.

     The parties agree that the sole monetary damages payable for a violation of the terms of this Agreement with respect to which Liquidated Damages are expressly provided shall be such Liquidated Damages. Nothing shall preclude a Holder of Registrable Securities from pursuing or obtaining specific performance or equitable relief with regard to this Agreement.
     A Registration Default under clause (w) shall be cured upon filing of the Shelf Registration Statement. A Registration Default under clause (x) above shall be cured upon the effectiveness of the Shelf Registration Statement. A Registration Default under clause (y) or (z) above shall be cured on the date an amended Shelf Registration Statement becomes effective or the Company otherwise declares the Shelf Registration Statement and the Prospectus useable. The Company will have no liabilities for monetary damages other than the Liquidated Damages with respect to any Registration Default.
     The parties agree that the Liquidated Damages provided for in this Section 2(d) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities and do not constitute a penalty.
     (e) Suspension. The Company may suspend the use of any Prospectus, without incurring or accruing any obligation to pay Liquidated Damages pursuant to Section 2(d), for a period not to exceed 45 days in any 90-day period or an aggregate of 120 calendar days in any twelve-month period (each, a “Suspension Period”) if the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company’s obligations hereunder), including without limitation proposed or pending corporate developments and similar events or because of filings with the SEC, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. If the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which the Company determines in good faith would be reasonably likely to impede its ability to consummate such transaction, or would otherwise be seriously detrimental to the Company and its subsidiaries taken as a whole, the Company may extend the suspension period from 45 days to 60 days in any 90 day period. Each Holder shall keep confidential at all times any communications received by it from the Company regarding the suspension of the use of the Prospectus, except as required by applicable law.
     3. Registration Procedures. (a) In connection with their obligations pursuant to the Section 2, the Company and the Guarantors shall as expeditiously as possible:
     (i) prepare and file with the SEC the Shelf Registration Statement on the appropriate form under the Securities Act, (x) which form shall be selected by the Company and the Guarantors and shall be available for the sale of the Registrable Securities by the Holders thereof and (y) which Shelf Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their reasonable efforts to cause such Shelf Registration Statement to become effective and remain effective for the Shelf Effectiveness Period;
     (ii) prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the Shelf Effectiveness Period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the Shelf Effectiveness Period;
     (iii) to the extent any Issuer Free Writing Prospectus is used, file with the SEC any Issuer Free Writing Prospectus that is required to be filed by the Company or the Guarantors with the SEC in accordance with the Securities Act and to retain any Issuer Free Writing Prospectus not required to be filed;
     (iv) furnish to each Holder of Registrable Securities, to counsel for the Initial Purchasers and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus or Issuer Free Writing Prospectus, and any amendment or supplement thereto, in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Company and the Guarantors consent to the use of such Prospectus, preliminary Prospectus or such Issuer Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary Prospectus or such Issuer Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;
     (v) use their reasonable efforts to register or qualify as soon as practicable the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by the Shelf Registration Statement shall reasonably request in writing by the time the applicable Shelf Registration Statement becomes effective; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that neither the Company nor any Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject; and cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;
     (vi) notify each Holder of Registrable Securities and one counsel (plus one Canadian counsel) for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (1) when the Shelf Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, when any Issuer Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or any Issuer Free Writing Prospectus has been filed, (2) of any request by the SEC or any state securities authority for amendments and supplements to the Shelf Registration Statement, Prospectus or any Issuer Free Writing Prospectus or for additional information after the Shelf Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the SEC to the use of the Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) if, between the applicable effective date of the Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period the Shelf Registration Statement is effective that makes any statement made in such Shelf Registration Statement or the related Prospectus or any Issuer Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Shelf Registration Statement or

Prospectus or any Issuer Free Writing Prospectus in order to make the statements therein not misleading and (6) of any determination by the Company or any Guarantor that a post-effective amendment to the Shelf Registration Statement or any amendment or supplement to the Prospectus or any Issuer Free Writing Prospectus would be appropriate;
     (vii) use their reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or to resolve any objection of the SEC pursuant to Rule 401(g)(2), including by filing an amendment to such Shelf Registration Statement on the proper form, at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order or such resolution;
     (viii) furnish to each Holder of Registrable Securities included in such Shelf Registration Statement, without charge, at least one conformed copy of each Shelf Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);
     (ix) cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;
     (x) upon the occurrence of any event contemplated by Section 3(a)(vi)(2) through (6) hereof, use their reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to the Shelf Registration Statement or the related Prospectus or any Issuer Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus or Issuer Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantors shall notify the Holders of Registrable Securities to suspend use of the Prospectus or any Issuer Free Writing Prospectus, as the case may be, as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus or any Issuer Free Writing Prospectus, as the case may be, until the Company and the Guarantors have amended or supplemented the Prospectus or any Issuer Free Writing Prospectus, as the case may be, to correct such misstatement or omission;
     (xi) a reasonable time prior to the filing of the Shelf Registration Statement, any Prospectus, any Issuer Free Writing Prospectus, any amendment to the Shelf Registration Statement or amendment or supplement to a Prospectus or to a Issuer Free Writing Prospectus, provide copies of such document to one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers); and the Company and the Guarantors shall use their reasonable best efforts to reflect in the document, when so filed, such comments as are reasonably proposed, provided that such comments are provided by two Business Days of receipt of any such documents; and provided further that, the Company and the Guarantors shall not be required to provide to such counsel pursuant to this paragraph copies of any proposed Exchange Act filings by the Company or the Guarantors;

     (xii) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Registrable Securities; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;
     (xiii) make available for inspection by a representative of the Holders of the Registrable Securities (an “Inspector”), any Underwriter participating in an Underwritten Offering pursuant to such Shelf Registration Statement and one firm of accountants, if any, designated by a majority of the Holders of Registrable Securities covered by such Shelf Registration and in an Underwritten Offering, one counsel (plus one Canadian counsel) and one firm of accountants, if any, designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and its subsidiaries and cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, counsel or accountant in connection with the Shelf Registration Statement; provided that if any such information is identified by the Company or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder, Underwriter, counsel or accountant;
     (xiv) use their reasonable efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by such Issuer are then listed if requested by the majority of the Holders whose Registrable Securities are covered by such Shelf Registration Statement, to the extent such Registrable Securities and Issuers satisfy applicable listing requirements;
     (xv) if reasonably requested by any Holder of Registrable Securities covered by the Shelf Registration Statement, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be so included in such filing; and
     (xvi) enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Shelf Registration Statement, Prospectus, any Issuer Free Writing Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings of comparable securities and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders of a majority in principal amount of the Registrable Securities being sold and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable

Securities, covering the matters customarily covered in opinions requested in underwritten offerings of comparable securities, (3) obtain “comfort” letters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Shelf Registration Statement) addressed to each selling Holder (to the extent permitted by applicable professional standards) and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings of comparable securities, including but not limited to financial information contained in any preliminary Prospectus, Prospectus or Issuer Free Writing Prospectus and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings of comparable securities, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (1) above and to evidence compliance in all material respects with any customary conditions contained in an underwriting agreement.
     (b) The Company may require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing, and the Company and the Guarantors may exclude from such registration the Registrable Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.
     (c) Each Holder of Registrable Securities covered in the Shelf Registration Statement agrees that, upon receipt of any notice from the Company or the Guarantors of the happening of any event of the kind described in Section 3(a)(vi)(2) through 3(a)(vi)(6) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus and any Issuer Free Writing Prospectus contemplated by Section 3(a)(x) hereof and, if so directed by the Company or the Guarantors, such Holder will deliver to the Company and the Guarantors all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus and any Issuer Free Writing Prospectus covering such Registrable Securities.
     (d) The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the Underwriters that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering. In no event will an Underwritten Offering of Registrable Securities be made without the prior written agreement of the Company (such agreement not to be unreasonably withheld).
     4. Indemnification and Contribution. (a) The Company and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Issuer Free Writing Prospectus used in violation of this Agreement or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Company in writing through The Representatives or any selling Holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with the Shelf Registration Statement, any Prospectus, any Issuer Free Writing Prospectus or any Issuer Information (except as to any information relating to any such Underwriter, selling brokers, dealers and similar securities industry professionals participating in the relevant distribution).
     (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless each of the Company, the Guarantors, the Initial Purchasers and the other selling Holders, the directors of the Company and the Guarantors, each officer of the Company and the Guarantors who signed the Shelf Registration Statement and each Person, if any, who controls the Company, the Guarantors, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in the Shelf Registration Statement, any Prospectus and any Issuer Free Writing Prospectus.
     (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 4 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 4. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (or if the Holders, to the Majority Holders) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 4 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person, and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person (or if the Holders, to the Majority Holders); or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by the Representatives, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
     (d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering of the Securities, on the one hand, and by the Holders from receiving Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     (e) The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 4, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 5 are several and not joint.
     (f) The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
     (g) The indemnity and contribution provisions contained in this Section 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company or the Guarantors or the officers or directors of or any Person controlling the Company or the Guarantors and (iii) any sale of Registrable Securities pursuant to the Shelf Registration Statement.
     5. General.
     (a) No Inconsistent Agreements. The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.
     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Majority Holders affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 4 hereof that adversely affects the rights of any Holder of Registrable Securities shall be effective as against any such Holder unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 5(b) shall be by a writing executed by each of the parties hereto.
     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company in a Questionnaire, which address initially shall be the address of the Initial Purchasers set forth in the Purchase Agreement (and thereafter at such other address of which notice is given in accordance with the provisions of this Section 5(c)); (ii) if to the Company and the Guarantors, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.
     (e) Third Party Beneficiaries. Each Initial Purchaser (even if such Initial Purchaser is not a Holder of Registrable Securities) shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.
     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     (g) Specific Enforcement. Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it may not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Initial Purchaser or any Holder may seek such relief as may be required to specifically enforce the Company’s obligations under Sections 2(a).
     (h) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.
     (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     (j) Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Very truly yours, NORTEL NETWORKS CORPORATION
By:
	Name:	Katharine B. Stevenson
	Title:	Treasurer

By:
	Name:	Gordon A. Davies
	Title:	General Counsel—Corporate and Corporate Secretary

NORTEL NETWORKS LIMITED
By:
	Name:	Katharine B. Stevenson
	Title:	Treasurer

By:
	Name:	Gordon A. Davies
	Title:	General Counsel—Corporate and Corporate Secretary

NORTEL NETWORKS INC.
By:
	Name:	Allen K. Stout
	Title:	Vice President, Finance

Accepted: March 28, 2007
[                      ],
as Representatives of the Several Initial Purchasers listed
in Schedule 1 to the Purchase Agreement.
BY: [                      ],
on behalf of the Representatives

By:
Authorized Signatory